UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. &  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or Section 240.14a-2.

Payless ShoeSource

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

3231 Southeast Sixth Avenue
Topeka, Kansas 66607
July 10, 2007
Dear Fellow Stockholder,
     On behalf of the Board of Directors and Management of Payless ShoeSource, Inc., I cordially invite you to attend a Special Meeting of the stockholders of Payless ShoeSource, Inc., to be held at the Payless ShoeSource, Inc. Worldwide Headquarters, at 3231 Southeast Sixth Avenue, Topeka, Kansas on August 14, 2007, at 10:00 a.m., Central Daylight Saving Time. We will conduct the following business:
I. Approve a proposed amendment to our Certificate of Incorporation, a copy of which is attached hereto as Exhibit A, to effect a change of our name from Payless ShoeSource, Inc. to Collective Brands, Inc.;
II. Approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the proposal to amend our Certificate of Incorporation; and
III. Conduct other business, if properly raised.
     In the following pages you will find the formal notice of the meeting and the Proxy Statement. The Proxy Statement provides more detail about the agenda and procedures for the meeting.
     Even if you only own a few shares, we want your shares to be represented at the meeting. I encourage you to vote via telephone or the Internet. Voting by telephone or the Internet is fast and convenient. More importantly, voting by telephone or the Internet saves the Company money. If you prefer, you can sign, date and return your proxy card promptly in the enclosed envelope. To attend the meeting in person, please follow the instructions on page 1.
     Thank you for your investment in Payless ShoeSource, Inc.

Sincerely,

Matthew E. Rubel
Chief Executive Officer and President

DIRECTIONS TO PAYLESS WORLDWIDE HEADQUARTERS
     The Pozez Auditorium is located at the Payless ShoeSource, Inc. Worldwide Headquarters located at 3231 Southeast Sixth Avenue, Topeka, Kansas.
     Parking is available for you in the visitor’s parking lot. From the parking lot, you may enter the Payless Worldwide Headquarters from the visitor’s entrance.
Directions to Payless ShoeSource, Inc. Worldwide Headquarters
Pozez Auditorium
3231 Southeast Sixth Avenue
Topeka, Kansas
Payless ShoeSource via I-70 Eastbound Carnahan/Deer Creek Trafficway Exit 364B Carnahan / Deer Creek Trafficway and turn left (north) towards Southeast Sixth Avenue, approximately .7 miles.
Payless ShoeSource via I-70 Westbound Carnahan / Deer Creek Trafficway Exit 364B. Exit 364B Carnahan / Deer Creek Trafficway and turn right (north) towards Southeast Sixth Avenue, approximately .6 miles.

NOTICE OF PAYLESS SHOESOURCE, INC., SPECIAL MEETING OF STOCKHOLDERS
Date:
August 14, 2007
Time:
10:00 a.m., Central Daylight Saving Time
Place:
Payless ShoeSource, Inc. Worldwide Headquarters
Pozez Auditorium
3231 Southeast Sixth Avenue
Topeka, Kansas 66607
Purposes:
I.	Approve a proposed amendment to our Certificate of Incorporation, a copy of which is attached hereto as Exhibit A, to effect a change of our name from Payless ShoeSource, Inc. to Collective Brands, Inc.;

II.	Approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the proposal to amend our Certificate of Incorporation; and

III.	Conduct other business, if properly raised.
Who may vote?
     Only stockholders of record on July 3, 2007, may vote.
     Your vote is important. I encourage you to vote via telephone or the Internet. Voting by telephone or the Internet is fast and convenient. More importantly, voting by the Internet saves the Company money. If you prefer, you can sign, date and return your proxy card promptly in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote in person, if you wish to do so.

Michael J. Massey
Secretary
July 10, 2007

PROXY STATEMENT
What are the purposes of this meeting?
     The purposes of this meeting are to (i) approve a proposed amendment to our Certificate of Incorporation, a copy of which is attached hereto as Exhibit A, to effect a change of our name from Payless ShoeSource, Inc. to Collective Brands, Inc.; (ii) approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the proposal to amend our Certificate of Incorporation; and (iii) conduct other business, if properly raised.
Who may vote?
     Stockholders of Payless ShoeSource, Inc., a Delaware corporation (“Payless” or the “Company”), as recorded in our stock register on July 3, 2007, may vote at the meeting.
How to vote?
     Proxies may be submitted via telephone by calling toll free (888) 693-8683, via the Internet at www.cesvote.com or via United States mail. Also, you may vote in person at the meeting. We recommend you vote by proxy even if you plan to attend the meeting. If you attend the meeting, you may revoke your proxy and vote in person if you wish to do so.
How do proxies work?
     The Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for, against or abstain from voting on the proposal. If you sign and return the enclosed proxy card, but do not specify how to vote, we will vote your shares in favor of Management’s proposals.
Why did I receive multiple proxy cards?
     You may receive more than one proxy or voting instruction card depending on how you hold your shares. You will receive a proxy card for shares registered in your name. Payless employees will also receive voting instruction cards for shares allocated to them under the Company’s profit sharing plans. If you hold shares through someone else, such as a stockbroker, you may also get material from them asking how you want to vote. Please vote each proxy or voting instruction card.
What if I receive only one set of proxy materials although there are multiple stockholders at my address?
     If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one Proxy Statement. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of this Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker or bank. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to Payless ShoeSource, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607, Attention: Secretary.
How do I revoke my proxy?
     You may revoke your proxy before it is voted by submitting a new proxy card with a later date or subsequently voting via telephone or the Internet. Record holders may also revoke their proxy by voting in person at the meeting or by notifying the Company’s Secretary in writing at the address listed under “Questions” on page 5.
What is a quorum?
     In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. Shares owned by Payless affiliated companies are not voted and do not count for this purpose.
How many votes are needed?
     Proposal 1 will pass if a majority of the outstanding shares entitled to vote are in favor of it. Proposal 2 will pass if a majority vote in favor of it. Accordingly, abstentions and broker non-votes will have the same effect as a vote “against” the proposal to amend our Certificate of Incorporation. When a broker returns a proxy, but does not have authority to vote on a particular proposal, we call it a “broker non-vote.”
Who may attend the meeting?
     Only stockholders, their proxy holders and the Company’s guests may attend the meeting. The lower half of your proxy or voting instruction card is your admission ticket. Please bring the admission ticket with you to the meeting.
     If you hold your shares through someone else, such as a stockbroker, send proof of your ownership to the Secretary at the address listed under “Questions” on page 5, and we will send you an admission ticket. Alternatively, you may bring proof of ownership with you to the meeting. Acceptable proof could include an account statement showing that you owned Payless shares on July 3, 2007.

This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about July 12, 2007.

PROPOSAL 1 — AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF PAYLESS SHOESOURCE, INC.
THE BOARD OF DIRECTORS OF PAYLESS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE “FOR” THE APPROVAL OF THE NAME CHANGE.
GENERAL
     On May 22, 2007, we entered into an agreement and plan of merger (“Merger Agreement”) with The Stride Rite Corporation. Concurrent with the closing of this transaction, we intend, subject to the approval of our stockholders, to change our corporate name to Collective Brands, Inc. On May 22, 2007, our Board of Directors unanimously approved an amendment to our Certificate of Incorporation to change our corporate name to “Collective Brands, Inc.” The full text of the proposed amendment to the Certificate of Incorporation is attached hereto as Exhibit A.
PURPOSE OF CHANGE IN NAME OF THE CORPORATION
     Our Board of Directors believes it is desirable to change the name of the Company to “Collective Brands, Inc.” Our purpose in changing our name to Collective Brands, Inc. is to reflect the new larger and more diversified organization our Company has and will continue to become upon the consummation of the acquisition of The Stride Rite Corporation. Changing our name to Collective Brands, Inc. more accurately reflects the new alignment between Payless ShoeSource, Stride Rite and Collective Licensing businesses without sacrificing any goodwill associated with the three businesses individually. Each of the three business units will continue to operate as separate and distinct entities, retaining their individual names, locations, distinct missions, and target customers.
     We believe the name change will help us create a leading, innovative global footwear, accessory and lifestyle brand company that harnesses the strengths of these three well-known and complementary businesses. We believe that under the new name Collective Brands, Inc. our Company will have stronger growth potential. The Collective Brands, Inc. name will symbolize the rich portfolio of footwear, lifestyle and athletic brands that is built on the foundation of each company’s individual core competencies and outstanding heritage.
     If the name change is approved by our stockholders, we will attempt to have the trading symbol for our common stock changed from “PSS” to a symbol more readily associated with our new name.
PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED
     The Laws of Delaware require that, in order for us to amend our Certificate of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote.
     On July 3, 2007, the record date for determination of the stockholders entitled to receive this Proxy Statement, there were 65,121,545 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. We need the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board of Directors adopted resolutions approving an amendment to our Certificate of Incorporation to effect the name change on May 22, 2007.
CONSEQUENCES OF APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
     If the amendment to our Certificate of Incorporation to change our corporate name is approved by the stockholders and the conditions to the Merger are satisfied or waived, we will cause such amendment to our Certificate of Incorporation to be filed with the Secretary of State of Delaware concurrently with the effective time of the merger pursuant to the Agreement and Plan of Merger among The Stride Rite Corporation, Payless ShoeSource, Inc. and San Jose Acquisition Corp., dated as of May 22, 2007 (the “Merger”). In the event the Merger Agreement is terminated, we will cause such amendment to our Certificate of Incorporation to be filed with the Secretary of State of Delaware promptly thereafter. The amendment will thereby amend our Certificate of Incorporation with this provision.
     The affirmative vote of a majority of the outstanding shares of our common stock at the Special Meeting, whether in person or by proxy, is required to approve the amendment to the Certificate of Incorporation.
     The Board of Directors recommends that the stockholders vote “FOR” the amendment to the Certificate of Incorporation to change our corporate name. Proxies solicited by the Board of Directors will be voted for this amendment to the Certificate of Incorporation unless stockholders specify in their proxies a contrary choice.

EFFECTIVE DATE OF AMENDMENT
     The amendment to our Certificate of Incorporation will become effective upon the filing with the Delaware Secretary of State of the Certificate of Amendment to our Certificate of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment concurrently with the effective time of the Merger.
EFFECT ON CERTIFICATES EVIDENCING SHARES OF PAYLESS’ STOCK
     The change in the name of Payless ShoeSource, Inc. will be reflected in its stock records by book–entry in Payless ShoeSource, Inc.’s records. For those stockholders that hold physical certificates, please do not destroy or send to Payless ShoeSource, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you. Certificates issued subsequent to the name change will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.
PROPOSAL 2 — ADJOURNMENTS AND POSTPONEMENTS
     Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies or for such other reasons as our Board of Directors shall determine. Any adjournment or postponement may be made without notice, other than by an announcement made at the special meeting, of the time, date and place of the adjourned or postponed meeting. Whether or not a quorum exists, holders of a majority of the shares of Company Common Stock present in person or represented by proxy at the special meeting and entitled to vote at the special meeting may adjourn or postpone the special meeting. If you are a record holder of common stock and if your proxy card is signed and no instructions are indicated on your proxy card, your shares of Company Common Stock will be voted “FOR” any adjournment or postponement of the special meeting, if determined to be necessary. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.
Beneficial Stock Ownership of Directors, Nominees, Executive Officers, and More Than Five Percent Owners
     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company Common Stock as of June 19, 2007 (including shares of the Company’s Common Stock held in the Company Profit Sharing Plan account for the executive officers named in the Summary Compensation Table), by (a) each person known by the Company to own beneficially more than 5% of the Company Common Stock, (b) each Director and nominee for election as a Director of Payless, (c) each of the executive officers named in the Summary Compensation Table, and (d) all current Directors, nominees and executive officers as a group. The shares allocated to the accounts of participants named below in the Company’s Profit Sharing Plan constitute less than one percent of the Company Common Stock (see note (4) below).
On July 3, 2007, there were 65,121,545 shares of Common Stock outstanding.

	Shares Beneficially
	Owned as of	Percent of
Name	July 3, 2007	Class
Holders of More than Five Percent of Common Stock
Diaco Investments, L.P(1)	5,700,000	8.8
State Street Bank and Trust Company(2)	4,748,599	7.3
Barclays Global Investors, NA(3)	3,684,334	5.7
Goldman Sachs Asset Management, L.P.(4)	3,540,186	5.4
Directors, Nominees and Executive Officers(5)
Daniel Boggan Jr.(6)	1,472	*
Howard R. Fricke(6)(7)	21,210	*
Judith K. Hofer(6)	1,955	*
Mylle H. Mangum(6)	300	*
John F. McGovern(6)	3,547	*
Robert F. Moran(6)	1,472	*
D. Scott Olivet	2,812	*
Michael A. Weiss(6)	3,427	*
Robert C. Wheeler(6)	2,418	*
Matthew E. Rubel(8)	561,114	*
Jay A. Lentz(8) (9)	107,197	*
Michael J. Massey(8) (9)	82,406	*
Ullrich E. Porzig(8)(9)(10)	207,384	*

	Shares Beneficially
	Owned as of	Percent of
Name	July 3, 2007	Class
Darrel J. Pavelka(8)(9)(11)(12)	75,724	*
All directors, nominees and Executive officers as a group (15 Persons)(6)(8)(9)(12)	1,072,438	1.6

*	Less than one percent.
(1)	This information is based on Schedule 13G filed with the SEC on June 15, 2007. The address Diaco Investments, L.P is Avenue of the Americas, 48th Floor, New York, NY 10020.

(2)	This information is based on Schedule 13G filed with the SEC on February 12, 2007. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, MA 02110. State Street Bank and Trust disclaims beneficial ownership of all shares.

(3)	This information is based on Schedule 13G filed with the SEC on January 23, 2007. Includes 2,089,869 shares owned by Barclays Global Investors, NA. and 1,594,455 shares owned by Barclays Global Investment LTD, both of whose address is 45 Freemont Street, San Francisco, California 94105.

(4)	This information is based on Amendment 2 to Schedule 13G filed with the SEC on February 6, 2007. The address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.

(5)	The Payless profit sharing plans provide for an investment fund which is invested in shares of Payless Common Stock (the “Payless Profit Sharing Plan Common Stock Fund”). As of July 3, 2007, the trusts under the Payless profit sharing plans owned approximately 920,993 shares of Payless Common Stock (approximately 1.4% of the shares of Payless Common Stock outstanding) in the Payless Profit Sharing Plan Common Stock Fund. Shares shown as beneficially owned by the persons referred to in the table include any shares allocated to their accounts under the Payless profit sharing plans.

(6)	Does not include units credited to non-employee Director’s accounts under the Deferred Compensation Plan for Non-Management Directors. As of June 19, 2007, the following Directors had the indicated units credited to their account under the plan: Mr. Boggan – 23,727 units; Mr. Fricke – 37,749 units; Ms. Hofer – 6,894 units; Ms. Mangum – 22,921 units; Mr. McGovern – 18,030 units; Mr. Moran – 412 units; Mr. Weiss – 4,088 units; and Mr. Wheeler – 13,843 units. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless common stock.

(7)	Includes 12,000 shares owned by Mr. Fricke’s spouse.

(8)	Shares shown as beneficially owned include shares subject to options which are presently exercisable or which will become exercisable on or before August 18, 2007 as follows: Matthew E. Rubel –288,000 shares; Jay A. Lentz – 87,832 shares; Darrel J. Pavelka – 40,932 shares, Ullrich E. Porzig – 99,432 shares; Michael J. Massey – 62,731 shares, and all Directors, nominees and executive officers as a group – 578,927 shares.

(9)	Shares shown as beneficially owned do not include stock settled stock appreciation rights (“SSARs”) which are presently exercisable or which will become exercisable on or before August 18, 2007 as follows: Jay A. Lentz – 6,283 SSARs; Darrel J. Pavelka – 6,283 SSARs, Ullrich E. Porzig – 6,283 SSARs; Michael J. Massey – 6,283 SSARs, and all Directors, nominees and executive officers as a group – 25,132 shares.

(10)	Mr. Porzig’s ownership includes 86,852 shares held by family trusts and 384 shares owned by his children.

(11)	Mr. Pavelka’s ownership includes 14,531 shares held in a trust in his spouse’s name.

(12)	Does not include units credited to accounts under the Company’s Deferred Compensation Plan. As of July 3, 2007, Mr. Pavelka had 2,638 units credited to his account. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless Common Stock.
** ** ** ** **
ADDITIONAL INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance:
     Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and greater than ten percent beneficial owners (“Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Payless Common Stock. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure by the Reporting Persons to file by these dates. To the Company’s knowledge, all Section 16(a) filing requirements applicable to Reporting Persons were timely met during the fiscal year ended February 3, 2007.
Other Business:
     Under the laws of the State of Delaware, where Payless is incorporated, no business other than procedural matters may be raised at a Special Meeting unless proper notice to the stockholders has been given. We do not expect any business to come up for stockholder vote at this Special Meeting other than the items described in this Proxy

Statement. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.
Persons with Disabilities:
     We can provide reasonable assistance to help you participate in the Special Meeting if you tell us about your disability and your plans to attend. Please call or write the Secretary at least two weeks before the Special Meeting at the number or address under “Questions” below.
Outstanding Shares:
     On July 3, 2007, the record date, 65,121,545 shares of common stock were outstanding. Each share of common stock has one vote.
How We Solicit Proxies:
     Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. The Company pays the costs of soliciting this proxy. We are paying D.F. King & Co., Inc. a fee of $10,000 plus expenses to help with the solicitation. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.
Stockholder Proposals for Next Year:
     In addition, any stockholder who wishes to propose a nominee to the Board of Directors or submit any other matter to a vote at next year’s Annual Meeting of stockholders (other than a stockholder proposal included in our proxy materials pursuant to SEC Rule 14a-8) must deliver such information to our Secretary no earlier than February 24, 2008 (90 days prior to the Annual Meeting Date) and no later than 5:00 p.m. Central Time on March 10, 2008 (75 days prior to the Annual Meeting Date) and must comply with the other provisions and requirements of Article II, Section 11 of our current Bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. On written request, the Secretary will provide detailed instructions for submitting proposals. See “Questions” below.
Questions:
     If you have questions or need more information about this Special Meeting of Stockholders, write to:
Secretary
Payless ShoeSource, Inc.
3231 Southeast Sixth Avenue
Topeka, KS 66607
or call us at (785) 233-5171.
     For information about your record holdings you may call Payless Stockholder Services at 1-800-884-4225. We also invite you to visit the Company’s Investor Relations website at http://www.paylessinfo.com. Internet site materials are for your general information and are not part of this proxy solicitation.

By Order of the Board of Directors,

Michael J. Massey
Secretary
July 10, 2007

Exhibit A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PAYLESS SHOESOURCE, INC., A DELAWARE CORPORATION, HEREBY
CERTIFIES AS FOLLOWS:
     FIRST. The Board of Directors of said corporation duly adopted a resolution setting forth and declaring advisable the amendment of Article First of the certificate of incorporation of said corporation so that, as amended, said Article shall read in its entirety as follows:
     “FIRST. The name of the corporation is Collective Brands, Inc.”
     SECOND. The foregoing amendment has been duly adopted by the favorable vote of the holders of a majority of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, Payless ShoeSource, Inc. has caused this certificate to be signed by                     , its                                            , on the ___ day of                     , 2007.

Payless ShoeSource, Inc.

By

Payless ShoeSource
c/o UMB Bank, n.a.
P.O. Box 419064
Kansas City, MO 64141

VOTE BY TELEPHONE

Have your card available when you call our **Toll-Free number 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your card and return it in the **postage-paid envelope** provided or return it to: Proxy Tabulator, P.O. Box 535450, Pittsburgh, PA 15253.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a touch-tone telephone: **1-888-693-8683**	Access the Website and cast your vote: **www.cesvote.com**	Return your card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week.

Your telephone or Internet vote must be received by 6:00 a.m. Central Daylight Saving Time on August 10, 2007, to be counted in the final tabulation.

If you vote by telephone or over the Internet, do not mail your card.

Your telephone or Internet vote authorizes the named Trustees to vote your shares to the same extent as if you marked, signed, dated and returned the below instruction card.

➔

Card must be signed and dated below.
⇩ Please fold and detach card at perforation before mailing. ⇩

Payless ShoeSource

CONFIDENTIAL VOTING INSTRUCTIONS
FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 14, 2007.

Confidential Voting Instructions to Wachovia Bank, N.A. or Banco Popular de Puerto Rico as Trustee or recordkeeper under the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan and the Payless ShoeSource, Inc. Profit Sharing Plan for Puerto Rico Associates, respectively (each a "Profit Sharing Plan" and collectively the "Profit Sharing Plans").

By signing this card, I appoint the applicable Trustee or recordkeeper to vote all shares of common stock of Payless ShoesSource, Inc., represented by units or shares credited to my account in the applicable Profit Sharing Plan each as of July 3, 2007, (the record date) at the August 14, 2007, Special Meeting of Stockholders of Payless ShoeSource, Inc., and at any adjournment of the Meeting, on all subjects that may properly come before the Special Meeting subject to the direction on the other side of this card.

Do you have any Comments? ______________________

____

____

____

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY USING THE INTERNET OR BY TELEPHONE.

2007 ADMISSION TICKET

Payless SHOESOURCE

SPECIAL MEETING OF STOCKHOLDERS

POZEZ AUDITORIUM
3231 SE SIXTH AVENUE
TOPEKA, KANSAS
TUESDAY, AUGUST 14, 2007
10:00 A.M., CENTRAL DAYLIGHT SAVING TIME

PLEASE ADMIT **NON-TRANSFERABLE**

To the Stockholders of Payless ShoeSource, Inc.:

You are cordially invited to attend the Special Meeting of Payless ShoeSource Stockholders which will be held at Payless ShoeSource, Inc., Pozez Auditorium, 3231 SE Sixth Avenue, Topeka, Kansas, on Tuesday, August 14, 2007, at 10:00 a.m., Central Daylight Saving Time.

Provided with this confidential voting instruction card is a return envelope and the Proxy Statement for the Special Meeting. It is important that you vote by returning the voting instruction card, by using the Internet, or by telephone. Management's recommendation on each issue and the reasons for the recommendations are described in the Proxy Statement. As applicable, the Trustee or recordkeeper will follow your voting instructions. Your instructions cannot be disclosed by the Trustee or recordkeeper.

⇩ Please fold and detach card at perforation before mailing. ⇩

THIS VOTING INSTRUCTION CARD WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, AND THIS CARD IS RETURNED SIGNED, THE UNDERSIGNED UNDERSTANDS THAT THE APPLICABLE TRUSTEE OR RECORDKEEPER WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR PROPOSALS 1 AND 2.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

3. Conduct other business, if properly raised.

❑ Mark box if you plan to attend the Special Meeting.

SIGNATURE: ______________________________ **DATED**: ______________, 2007

Please sign exactly as your name(s) appears on the reverse side.

Payless ShoeSource
c/o UMB Bank, n.a.
P.O. Box 419064
Kansas City, MO 64141

VOTE BY TELEPHONE

Have your proxy card available when you call our **Toll-Free number 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the **postage-paid envelope** provided or return it to: Proxy Tabulator, P.O. Box 535450, Pittsburgh, PA 15253.

Vote by Telephone	**Vote by Internet**	**Vote by Mail**
Call Toll-Free using a touch-tone telephone: **1-888-693-8683**	Access the Website and cast your vote: **www.cesvote.com**	Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week.

Your telephone or Internet vote must be received by 6:00 a.m. Central Daylight Saving Time on August 14, 2007, to be counted in the final tabulation.

If you vote by telephone or over the Internet, do not mail your proxy card.

Your telephone or Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the below proxy card.

➔

Proxy card must be signed and dated below.
⇩ Please fold and detach card at perforation before mailing. ⇩

Payless ShoeSource

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 14, 2007.

By signing this card, each of Jay A. Lentz, Ullrich E. Porzig and Aaron G. Hove, with full power of substitution, are appointed as proxies for the undersigned to vote all common shares held by the undersigned in Payless ShoeSource, Inc. at the August 14, 2007, Special Meeting of Stockholders and at any adjournment of the Meeting, on all subjects that may properly come before the Special Meeting, subject to the directions on the other side of this card.

Do you have any Comments? ______________________

PLEASE COMPLETE, DATE, SIGN AND MAIL. THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY USING THE INTERNET OR BY TELEPHONE.

2007 ADMISSION TICKET

Payless SHOESOURCE®

SPECIAL MEETING OF STOCKHOLDERS

POZEZ AUDITORIUM
3231 SE SIXTH AVENUE
TOPEKA, KANSAS
TUESDAY, AUGUST 14, 2007
10:00 A.M., CENTRAL DAYLIGHT SAVING TIME

PLEASE ADMIT **NON-TRANSFERABLE**

To the Stockholders of Payless ShoeSource, Inc.:

You are cordially invited to attend the Special Meeting of Payless ShoeSource Stockholders which will be held at Payless ShoeSource, Inc., Pozez Auditorium, 3231 SE Sixth Avenue, Topeka, Kansas, on Tuesday, August 14, 2007, at 10:00 a.m., Central Daylight Saving Time.

Provided with this proxy card is a return envelope and the Proxy Statement for the Special Meeting. It is important that you vote by returning the proxy card, by using the Internet or by telephone. Management's recommendation on each issue and the reasons for the recommendations are described in the Proxy Statement.

⇩ Please fold and detach card at perforation before mailing. ⇩

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, AND THIS CARD IS RETURNED SIGNED, THE UNDERSIGNED UNDERSTANDS THAT THE PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR PROPOSALS 1 AND 2.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

   ❑ FOR ❑ AGAINST ❑ ABSTAIN

   ❑ FOR ❑ AGAINST ❑ ABSTAIN

3. Conduct other business, if properly raised.

❑ Mark box if you plan to attend the Special Meeting.

SIGNATURE: ______________________________ **DATED**: ____________, 2007

Please sign exactly as your name(s) appears on the reverse side.